EXHIBIT 32.1


                 Certification Pursuant to 18 U.S.C Section 1350
                       as adopted pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002



In connection with the Quarterly Report of Omega Ventures, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence Hartman, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: June 23, 2006                             /s/ Lawrence Hartman
                                                     ---------------------------
                                                     Lawrence Hartman,
                                                     Chief Executive Officer
                                                     And Chief Financial Officer